UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 29, 2003

                            THE STEAK n SHAKE COMPANY
                            -------------------------
             (Exact name of registrant as specified in its charter)

        Indiana                    000-08445                   37-0684070
        -------                    ---------                   ----------
(State  or  other          (Commission  File  Number)        (IRS  Employer
jurisdiction of                                          Identification Number)
incorporation)


36 S. Pennsylvania St., Suite 500
Indianapolis, Indiana                           46204
---------------------------------               ---------
(Address  of  principal  executive  offices)    (Zip Code)

Registrant's  telephone  number,  including  area code: (317) 633-4100

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)   Exhibits

     Press Release, dated July 29, 2003, announcing third quarter fiscal 2003 results.

     Press Release, Dated July 31, 2003, announcing the retirement of James W. Bear, Chief Financial Officer



ITEM  12.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

     On July 29, 2003, The Steak n Shake Company (the "Registrant") issued a Press Release announcing its third quarter fiscal 2003 results. The information in the Press Release attached hereto as Exhibit 99.1 is furnished pursuant to
Item  12.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           THE STEAK N SHAKE COMPANY

                                            By: /s/  James  W.  Bear
                                            ------------------------
                                            James W.  Bear, Senior  Vice
                                            President and Chief  Financial
                                            Officer


Dated:  July  31,  2003

                                  Exhibit Index

Number  assigned
in  Regulation  S-K
Item                          Description of Exhibits
-------------------           -----------------------

(__)     99.1     Press  Release,  dated  July  29,  2003, announcing third
                  quarter fiscal  2003  results
(__)     99.2     Press  Release, dated July 31, 2003, announcing the retirement of James W. Bear, Chief  Financial  Officer

Exhibit  99.1
                            THE STEAK N SHAKE COMPANY
                    REPORTS SAME STORE SALES INCREASED 8% AND
                    EPS INCREASED 13% FOR ITS THIRD QUARTER.

     INDIANAPOLIS, July 30, 2003 - The Steak n Shake Company (NYSE:SNS) reported today its revenues and earnings for Third Quarter Fiscal - 2003 which ended July 2, 2003. Highlights of the Quarter include:

     Revenues increased 11.7% to a record $121,681,429 for the twelve week quarter ended July 2, 2003. Fiscal year to date, revenues have increased 6.7% to $374,386,495.

     Diluted earnings per share increased 13.0% to $.26 for the quarter. For the year, diluted earnings per share have increased 4.9% to $.64.

     Net Earnings increased 8.9% to a record $7,089,366 for the Third Quarter and fiscal year to date Net Earnings have increased 1.1% to $17,330,094.

     System wide sales increased 11.4% to a record $143,933,061 in the Quarter and system wide sales year to date have increased 6.0% to $442,553,765.

     Same store sales increased 8.0% for the Third Quarter and have increased 2.4% fiscal year to date.

     The same store sales gain experienced in the Third Quarter is a result of the execution of many of the elements of the Strategic Direction presented in February of 2003. The Strategic Direction for 2003 focuses on four main opportunities:

      Improving  associate  satisfaction  and  training

      Growing  guest  counts

      Continuously  improving  margins

      Expanding  the  brand

     Progress has been made in improving associate satisfaction through increased training, development and associate involvement in the planning process, which has begun to reduce turnover.

     Guest counts have grown with optimized marketing programs via consumer research and by improving service execution as evidenced by external guest satisfaction measurements.

     In the Quarter, the introduction of The Three New Milk Shakes has both increased trial and improved check average. This promotional activity was supported by television, in-store support, and increased print coupon distribution verses the prior year. Television continues to be a key guest count driver in both existing markets and new markets. New television markets (DMA's) for the quarter are Lexington, KY, Jacksonville, FL, Mobile-Pensacola and Zanesville, OH. In addition, credit card acceptance continues to be a sales growth catalyst.

     All of these factors contributed to the significant sales growth. Store labor and food cost percents improved versus prior year. The increased sales also yielded increased field bonuses for the quarter. The successful credit card introduction also resulted in some incremental expense. Due to market conditions, increases in most kinds of insurance were experienced. To fuel both current and future growth, incremental investments were made in marketing, consumer research, mystery shopping, training and new market development. After these expenses and investments, Net Earnings experienced solid growth. The Company will continue to take actions to improve both long-term sales, margins and profits.

     Steak n Shake continues to expand its brand by developing in both new and existing markets. In the Third Quarter, two new restaurants opened, one in the Dallas, TX DMA and the other in the Indianapolis, IN DMA. In addition, new franchisee recruitment continues to be a priority. At the end of the Quarter, there were 414 Steak n Shake restaurants, of which 56 are franchised, operating in 19 states. It is expected that the Company will open 13 new restaurants and the franchisees will open two during this Fiscal Year. This does not include the four Company restaurants that were razed and completely rebuilt at their current locations.

     To date, the Company has purchased about 3,400,000 shares as authorized by its 4,000,000 Share Stock Repurchase program. No additional shares were purchased in the Third Quarter.


     Steak n Shake is a full service, casual dining restaurant serving a core menu of its famous Steakburgers, thin 'n crispy French Fries and old fashioned hand-dipped Milk Shakes. Menu variety includes sandwiches, such as the Turkey Melt and the Grilled Chicken Breast, as well as Chili, home style soups, fresh salads, a variety of desserts and breakfast. All of the food is prepared to the customer's order and served by friendly, well-trained employees. Steak n Shake restaurants feature full-service dining areas, counter service and drive-thru windows. Restaurants are open 24 hours a day, seven days a week.

     This press release contains various "forward looking statements" which represent the company's expectations or beliefs concerning future events.
Investors are cautioned that reliance on "forward looking statements" involves risks and uncertainties, and although the Company believes that the assumptions on which the "forward looking statements" contained herein are based, are reasonable, any of these assumptions could prove to be inaccurate and, as a result, the "forward looking statements" based upon those assumptions also could be incorrect. Investors are referred to the full discussion of risk and uncertainties associated with "forward looking statements" contained in the company's filings with the Securities and Exchange Commission.

Contact:     Victor  F.  Yeandel
             Vic.yeandel@steaknshake.com
             ---------------------------
             www.steaknshake.com
             -------------------
             (317) 633-4100






                                           THE STEAK N SHAKE COMPANY
                                      CONSOLIDATED STATEMENTS OF EARNINGS

                                                    TWELVE WEEKS ENDED          TWELVE WEEKS ENDED
                                                  --------------------         --------------------
                                                7/2/2003        7/3/2002      7/2/2003       7/3/2002
                                                               (RESTATED)                   (RESTATED)
                                               --------------------------     -------------------------
                                               (UNAUDITED)    (UNAUDITED)   (UNAUDITED)    (UNAUDITED)
                                               ------------   -----------    -----------   -----------
REVENUES
    Net sales                         $        120,348,440  $ 107,514,013  $ 370,168,267  $346,640,039
    Franchise fees                                 920,086        898,704      2,827,188     2,808,698
    Other, net                                     412,903        505,072      1,391,040     1,322,917
                                      --------------------  -------------  -------------  ------------
                                               121,681,429    108,917,789    374,386,495   350,771,654
                                      --------------------  -------------  -------------  ------------

COSTS AND EXPENSES
    Cost of sales. . . . . . . . . .            27,579,047     24,841,922     84,272,813    80,575,826
    Restaurant operating costs . . .            58,454,340     51,434,884    183,472,715   169,157,884
    General and administrative . . .             9,190,225      7,940,490     29,009,387    26,447,351
    Depreciation and amortization. .             5,754,506      5,367,233     18,340,713    17,352,218
    Marketing. . . . . . . . . . . .             4,270,375      3,732,115     14,135,871    12,247,277
    Interest . . . . . . . . . . . .             3,365,812      3,364,261     10,104,444    10,222,240
    Rent . . . . . . . . . . . . . .             1,632,562      1,654,768      6,584,082     6,443,950
    Pre-opening costs. . . . . . . .               375,196        383,242      1,462,376     1,492,441
                                      --------------------  -------------  -------------  ------------
                                               110,622,063     98,718,915    347,382,401   323,939,187
                                      --------------------  -------------  -------------  ------------

EARNINGS BEFORE INCOME TAXES . . . .            11,059,366     10,198,874     27,004,094    26,832,467

INCOME TAXES . . . . . . . . . . . .             3,970,000      3,687,500      9,674,000     9,690,500
                                      --------------------  -------------  -------------  ------------

NET EARNINGS . . . . . . . . . . . .  $          7,089,366  $   6,511,374  $  17,330,094  $ 17,141,967
                                      ====================  =============  =============  ============

NET EARNINGS PER COMMON AND
 COMMON EQUIVALENT SHARE:
    Basic. . . . . . . . . . . . . .  $               0.26  $        0.23  $        0.64  $       0.61
    Diluted. . . . . . . . . . . . .  $               0.26  $        0.23  $        0.64  $       0.61

WEIGHTED AVERAGE SHARES
 AND EQUIVALENTS:
    Basic. . . . . . . . . . . . . .            27,030,336     27,802,589     26,997,199    27,975,915
    Diluted. . . . . . . . . . . . .            27,178,997     28,029,028     27,059,148    28,147,467




                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION


                                                     7/2/2003     9/25/2002
                                                  (UNAUDITED)
                                                 --------------------------
ASSETS
    Current assets                               $ 31,083,666  $ 18,627,724
    Property and equipment - net                  363,924,852   359,721,706
    Leased  property - net                          3,801,276     4,079,558
    Other assets                                   11,083,885    13,466,001
                                                 ------------  ------------

    Total assets                                 $409,893,679  $395,894,989
                                                 ============  ============

LIABILITIES AND SHAREHOLDERS' EQUITY
    Current liabilities                          $ 53,457,063  $ 50,291,476
    Deferred income taxes and credits               5,147,779     5,599,138
    Obligations under capital leases              145,049,899   148,531,256
    Senior note                                    21,239,444    24,418,571
    Shareholders' equity                          184,999,494   167,054,548
                                                 ------------  ------------

    Total liabilities and shareholders' equity   $409,893,679  $395,894,989
                                                 ============  ============

Exhibit  99.2

                            THE STEAK N SHAKE COMPANY
                   ANNOUNCES THE RETIREMENT OF JAMES W. BEAR,
                             CHIEF FINANCIAL OFFICER


     INDIANAPOLIS, July 31, 2003 - The Steak n Shake Company (NYSE:SNS) announced the retirement of James W. Bear, Senior Vice President and Chief Financial Officer.

     After more than 25 years of dedicated service to the Company, Jim Bear will retire at the end of calendar year 2003. Jim will continue to lead the accounting and finance functions for the next five months, including the reporting of the First Fiscal Quarter of 2004. As he prepares for his retirement, the Company will initiate a comprehensive search for a new Chief Financial Officer.

     Alan Gilman, the Chairman and Chief Executive Officer of The Steak n Shake Company said today "We want to thank and acknowledge Jim for his more than 25 years of devoted service to the Company. Jim has played an important role over these years in many aspects of our growth and success. We wish Jim and his family the very best in his future endeavors."

     Peter Dunn, the Company's President and Chief Operating Officer added, "Jim has been instrumental in building The Steak n Shake Company from 100 stores to over 400 stores. His contributions are deeply appreciated and his presence will be missed."

     Steak n Shake is a full service, casual dining restaurant serving a core menu of its famous Steakburgers, thin 'n crispy French Fries and old fashioned hand-dipped Milk Shakes. Menu variety includes sandwiches, such as the Turkey Melt and the Grilled Chicken Breast, as well as Chili, home style soups, fresh salads, a variety of desserts and breakfast. All of the food is prepared to the customer's order and served by friendly, well-trained employees. Steak n Shake restaurants feature full-service dining areas, counter service and drive-thru windows. Restaurants are open 24 hours a day, seven days a week.

     This press release contains various "forward looking statements" which represent the company's expectations or beliefs concerning future events.
Investors are cautioned that reliance on "forward looking statements" involves risks and uncertainties, and although the Company believes that the assumptions on which the "forward looking statements" contained herein are based, are reasonable, any of these assumptions could prove to be inaccurate and, as a result, the "forward looking statements" based upon those assumptions also could be incorrect. Investors are referred to the full discussion of risk and uncertainties associated with "forward looking statements" contained in the company's filings with the Securities and Exchange Commission.


Contact:  Victor  F.  Yeandel
          Vic.yeandel@steaknshake.com
          www.steaknshake.com
          (317)633-4100